Exhibit 10.8

                                    GUARANTY

                                                        Date: June 27, 2002

THE CIT GROUP/BUSINESS CREDIT, INC.
1211 Avenue of the Americas
New York, New York  10036

      Re: Boundless Technologies, Inc. and Boundless Manufacturing Services, Inc. (each a "Company" and collectively, the "Companies")

Ladies and Gentlemen:

      Reference is made to that certain Financing Agreement dated June 27, 2002 as amended (herein the "Agreement") between you and the above-named Companies. Each of the undersigned (each a "Guarantor" and collectively the "Guarantors") hereby unconditionally jointly and severally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of each of the Companies to you, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, whether arising under the Agreement as now written or as amended or supplemented hereafter, or by operation of law or otherwise, including, without limitation, all Obligations (as defined in the Agreement) of each of the Companies to you. This Guaranty is also an unconditional guarantee by the Guarantor of all of the liabilities and obligations of all other persons or entities issuing guaranties of the Obligations pursuant to the term of the Agreement. Further, each of the Guarantors jointly and severally agrees to pay to you on demand the amount of all expenses (including reasonable attorney's fees) incurred by you in collecting or attempting to collect any of the obligations of the Companies or either of them to you, whether from the Companies, or either of them or from any other obligor, or from the Guarantors, or in realizing upon any collateral; and agrees to pay any interest at the highest lawful rate on all amounts payable to you hereunder, even if such amount cannot be collected from the Companies or either of them. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive payment on account of Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sum is recovered from you by any Company, its trustee, or any other party acting for, on behalf of or through such Company or its representative), the Guarantors' obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the Guarantors have made payment to you therefor,


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which payment shall be due upon demand.

      This Guaranty is executed as an inducement to you to make loans or advances to the Companies or either of them or otherwise to extend credit or financial accommodations to the Companies, or either of them or to enter into or continue a financing arrangement with the Companies, or either of them, and is executed in consideration of your doing or having done any of the foregoing. Each of the Guarantors agrees that any of the foregoing shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.

      Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit under the Agreement, the amendment, execution or termination of the Agreement or any other agreements in connection therewith, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Guarantors may be entitled (whether under this Guaranty or the Agreement), and your reliance on this Guaranty are hereby waived. Each of the Guarantors also waives notice of: changes in terms or extensions of the time of payment, the taking and releasing of collateral or guarantees (including the release of any of the Guarantors) and the settlement, compromise or release of any Obligations, and agree that, as to each of the Guarantors, the amount of the Obligations shall not be diminished by any of the foregoing. Each of the Guarantors also agrees that you need not attempt to collect any Obligations from the other Guarantors or any other obligor or to realize upon any collateral, but may require the Guarantors to make immediate payment of Obligations to you when due or at any time thereafter. You shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall you be under any obligation to take any action whatsoever with regard thereto.

      This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the Guarantors under this Guaranty shall be unaffected by the death of any of the Guarantors. Payment by the Guarantors shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the Guarantors (or any one or more of them) either in the same action or in separate actions. In the event any claim or action, or action on any judgment, based on this Guaranty, is made or brought against the Guarantors, the Guarantors agree not to assert against you any set-off or counterclaim which the Companies may have, and, further, the Guarantors agree not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the Guarantors, or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on the Guaranty in which you and any of the Guarantors shall be adverse parties, the


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Guarantors hereby waive trial by jury and waive the right to interpose any defense based upon any Statute of Limitations or any claim of laches and waive the performance of each and every condition precedent to which the Guarantors might otherwise be entitled by law. Each of the Guarantors hereby consents to the in personam jurisdiction of the courts of the State of New York. In the event that you bring any action or suit in any court of record of New York State or the Federal Government to enforce any or all liabilities of the Guarantors hereunder, service of process may be made on the Guarantors by mailing a copy of the summons to the Guarantors at the address below set forth.

      All sums at any time to the credit of the Guarantors and any property of the Guarantors on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other obligations of the Guarantors to you however arising. The Guarantors shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Companies or either of them.

      Upon the occurrence of any of the following events:

      1.    any Event of Default under, or termination of, the Agreement;

      2. failure of any of the Guarantors to observe or perform any agreements, warranties or covenants contained herein; or

      3.    (a)   death of any of the Guarantors, or dissolution or cessation of any of the Guarantors' business;

            (b) calling of a meeting of the creditors of any of the Guarantors for the purposes of compromising the debts of such Guarantor;

            (c) failure of any of the Guarantors to meet their debts as they mature;

            (d) commencement by any of the Guarantors of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeds under federal or state law (herein collectively "Insolvency Proceeding");

            (e) commencement of any Insolvency Proceeding against any of the Guarantors,

then, in the case of event (1) above the liability of all of the Guarantors for the entire Obligations shall mature, and in the case of events (2) and (3)(a) through (e) above the liability of the Guarantor with respect to which such event relates for the entire Obligations shall mature even if the liability of the Companies therefor does not.


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      This Guaranty may be terminated as to any one of the Guarantors only as of any Anniversary Date (as defined in the Agreement) and then only upon actual receipt by one of your officers of at least ninety (90) days prior written notice of termination sent by registered or certified mail; provided however, that any of the Guarantors so terminating this Guaranty shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. Termination as to any one of the Guarantors shall not affect the obligations of any of the other Guarantors, nor relieve the one giving such notice from liability for any post termination collection expenses or interest. This is a continuing agreement and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to you by the Companies or either of them.

      Your books and records showing the account between you and each of the Companies shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to each of the Companies shall be binding upon the Guarantors (whether or not the Guarantors received copies thereof) and shall constitute an account stated between you and such Company unless you shall have received a written statement of such Company's exceptions within thirty (30) days after the statement was mailed to such Company.

      Each of the Guarantors expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against either of the Companies or any other person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the property of the Companies or either of them (including, without limitation, property collateralizing its Obligations to you), arising from the existence or performance of this Guaranty.

      This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and any of the Guarantors shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by any of the Guarantors of the terms and provisions of this Guaranty shall constitute a waiver thereof, nor a waiver of any obligations to be performed by the Guarantors hereunder.

      This Guaranty may be assigned by you and shall be for your benefit and for the benefit of any of your assignees or transferees, and shall cover any Obligations owed to you at the time of assignment or transfer as well as any and all future Obligations, loans, advances or extensions of credit made to the Companies, or either of them, by, or otherwise owed by the Companies, or either of them, to, such assignee or transferee.


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      This instrument is executed and given in addition to, and not in substitution, reduction, replacement, or satisfaction of, any other endorsements or guarantees of the Obligations, now existing or hereafter executed by any or all of the Guarantors or others in your favor.

      When used in this agreement, all pronouns shall, wherever applicable, be deemed to include the singular and plural as well as the masculine, feminine, and neuter genders. This agreement shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours; shall be binding jointly and severally upon the Guarantors and upon the respective heirs, executors, administrators, successors and assigns of each of the Guarantors; and shall pertain to each Company and its successors and assigns.

      This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall together constitute but one and the same document.

      This Guaranty shall be governed by and construed in accordance with the laws of the State of New York.

      The obligations guaranteed by the Guarantor hereunder are secured by the Pledge Collateral (as that term is defined in the Pledge and Security Agreement) pledged to you pursuant to the terms and conditions of certain Pledge and Security Agreements of even date herewith executed by each of the Guarantors.

      IN WITNESS WHEREOF the Guarantors have executed and delivered this Guaranty effective as of the date above set forth.

                                         BOUNDLESS CORPORATION

                                         By: /s/ Joseph Gardner
                                             ---------------------------------
                                             Name: Joseph Gardner
                                             Title: CFO

                                         Address: 100 Marcus Boulevard
                                                  Hauppauge, New York 11788


                                         BOUNDLESS ACQUISITION CORP.

                                         By: /s/ Joseph Gardner
                                             ---------------------------------
                                             Name: Joseph Gardner
                                             Title: CFO

                                         Address: 100 Marcus Boulevard
                                                  Hauppauge, New York 11788


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STATE OF NEW YORK
COUNTY OF_________________

                            CORPORATE ACKNOWLEDGMENT

      The undersigned, a Notary Public in and for the above State and County, does hereby certify that on June 27, 2002, before me personally appeared ___________________________, to me known to be the identical individual(s) described in and who executed the foregoing instrument of Guaranty as the officer indicated of BOUNDLESS CORPORATION, to whom I first made known the contents thereof, and who being by me duly sworn, did depose and say that same was signed and delivered as a free and voluntary act and deed, for the uses and purposes therein set forth, and that same was signed by due authority of the Board of Directors of said Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand.


                                                  ______________________________
                                                  Notary Public
                                                  Commission Expires:


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STATE OF NEW YORK
COUNTY OF_________________

                            CORPORATE ACKNOWLEDGMENT

      The undersigned, a Notary Public in and for the above State and County, does hereby certify that on June 27, 2002, before me personally appeared ___________________________, to me known to be the identical individual(s) described in and who executed the foregoing instrument of Guaranty as the officer indicated of BOUNDLESS ACQUISITION CORP., to whom I first made known the contents thereof, and who being by me duly sworn, did depose and say that same was signed and delivered as a free and voluntary act and deed, for the uses and purposes therein set forth, and that same was signed by due authority of the Board of Directors of said Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand.


                                                  ______________________________
                                                  Notary Public
                                                  Commission Expires:


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